Popular High Grade Fixed Income Fund, Inc.

Schedule of Investments

March 31, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (31.52%)
California (0.90%)
$415,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$431,398

Georgia (3.59%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,719,439

Kansas (1.79%)
880,000	State of Kansas Department of Transportation - Revenue Bonds (Series 2010A)	4.596%	09/01/35	855,672

Maryland (6.52%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,069,135
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,054,888
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,000,341

New York (3.98%)
65,000	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	65,388
1,800,000	New York State Environmental Facilities Corp. - Revenue Bonds (Series 2010B)	5.807%	06/15/39	1,842,012

Texas (10.47%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	503,558
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	708,666
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	960,269
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,915,322
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	936,318

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (continued)

Virginia (1.84%)
$945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	$880,466

Washington (2.43%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,167,072

Total Municipal Bonds				$15,109,944
(Cost $17,118,748)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (8.08%)
3,770,000	Puerto Rico Housing Finance Authority - Revenue Bonds(a)	6.750%	12/01/28	3,874,784

Total Puerto Rico Agencies				$3,874,784
(Cost $4,025,851)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (24.72%)
71,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/24	70,329
355,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/27	314,053
346,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/29	283,399
445,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/31	335,947
501,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/33	346,733
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/46	1,521,900

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/51	$906,808
1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.329%	07/01/40	1,888,544
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.500%	07/01/34	368,968
57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.536%	07/01/53	54,817
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.550%	07/01/40	187,633
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.750%	07/01/53	1,357,494
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.784%	07/01/58	752,322
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	5.000%	07/01/58	3,460,201

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$11,849,148
(Cost $11,633,458)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.61%)(c)
$347,580	GNMA Pool 609097	5.000%	06/15/38	$342,761
308,931	GNMA Pool 719882	5.000%	08/15/39	319,938
265,731	GNMA Pool 691686	5.000%	02/15/40	275,211
5,268	GNMA Pool 636498	5.500%	04/15/25	5,256
113,895	GNMA Pool 593621	5.500%	12/15/32	112,802
167,555	GNMA Pool 572021	5.500%	01/15/33	165,986
39,404	GNMA Pool 597878	5.500%	02/15/33	40,476
88,201	GNMA Pool 597885	5.500%	04/15/33	90,603
32,909	GNMA Pool 597888	5.500%	05/15/33	33,805

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.61%)(c) (continued)
$40,845	GNMA Pool 622056	5.500%	03/15/34	$41,958
74,317	GNMA Pool 631039	5.500%	01/15/35	76,343
172,418	GNMA Pool 631045	5.500%	03/15/35	177,116
200,784	GNMA Pool 592837	5.500%	06/15/35	206,261
53,935	GNMA Pool 643745	5.500%	07/15/35	55,405
36,502	GNMA Pool 618256	5.500%	07/15/35	37,498
176,264	GNMA Pool 643758	5.500%	01/15/36	181,063
274,203	GNMA Pool 678611	5.500%	11/15/38	281,692
109,019	GNMA Pool 456374	6.000%	02/15/29	112,221
72,579	GNMA Pool 636530	6.000%	05/15/30	74,479
115,350	GNMA Pool 597887	6.000%	05/15/33	119,542
54,499	GNMA Pool 597883	6.000%	05/15/33	55,838
75,139	GNMA Pool 607382	6.000%	08/15/33	77,261
107,377	GNMA Pool 597899	6.000%	08/15/33	111,280
112,186	GNMA Pool 622036	6.000%	08/15/33	116,461
87,499	GNMA Pool 622041	6.000%	09/15/33	89,971
46,257	GNMA Pool 608642	6.000%	07/15/34	47,395
40,020	GNMA Pool 631050	6.000%	03/15/35	41,006
143,039	GNMA Pool 618257	6.000%	07/15/35	148,246
106,529	GNMA Pool 643761	6.000%	01/15/36	110,379
157,225	GNMA Pool 643759	6.000%	01/15/36	163,223
2,682,672	GNMA Pool 782087(d)	6.000%	04/15/36	2,811,085
71,658	GNMA Pool 647562	6.000%	05/15/36	73,424
209,421	GNMA Pool 638705	6.000%	11/15/36	218,894
64,307	GNMA Pool 663448	6.000%	03/15/37	63,951
117,722	GNMA Pool 678609	6.000%	11/15/38	122,009
36,959	GNMA Pool 572103	6.500%	04/15/34	39,509
78,667	GNMA Pool 572113	6.500%	06/15/34	81,852
47,323	GNMA Pool 572122	6.500%	07/15/34	49,239
61,385	GNMA Pool 572128	6.500%	08/15/34	63,871
19,701	GNMA Pool 572136	6.500%	10/15/34	20,499
46,074	GNMA Pool 592840	6.500%	07/15/35	47,940
134,887	GNMA Pool 592859	6.500%	12/15/35	141,128
8,554	GNMA Pool 618293	6.500%	12/15/35	8,704
54,447	GNMA Pool 592865	6.500%	01/15/36	56,651
67,047	GNMA Pool 592874	6.500%	03/15/36	69,764
37,865	GNMA Pool 592880	6.500%	04/15/36	40,530
154,663	GNMA Pool 678612	6.500%	11/15/38	163,303
177,494	GNMA Pool 678608	7.000%	12/15/38	179,171
Total Puerto Rico GNMA Bonds				$7,963,000
(Cost $7,707,640)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (43.66%)(e)
643,311	FNMA Pool AC0808	5.000%	11/01/39	641,809
195,557	FNMA Pool 758601	5.500%	01/01/35	199,803
171,428	FNMA Pool 745292	5.500%	05/01/35	174,988
1,027,524	FNMA Pool 827687(d)	5.500%	11/01/35	1,048,904
406,872	FNMA Pool 827684(d)	5.500%	11/01/35	415,338
424,689	FNMA Pool 827698(d)	5.500%	12/01/35	433,524

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (43.66%)(e) (continued)
$358,857	FNMA Pool 827695	5.500%	12/01/35	$366,324
270,585	FNMA Pool 829461(d)	5.500%	01/01/36	276,216
274,276	FNMA Pool 850022(d)	5.500%	04/01/36	279,982
269,899	FNMA Pool 850019	5.500%	04/01/36	275,514
290,647	FNMA Pool 827685	6.000%	11/01/35	299,534
75,019	FNMA Pool 827696	6.000%	12/01/35	76,395
1,533,229	FNMA Pool 827712(d)	6.000%	01/01/36	1,588,414
294,572	FNMA Pool 827709(d)	6.000%	01/01/36	303,576
601,320	FNMA Pool 849982(d)	6.000%	02/01/36	622,960
1,014,340	FNMA Pool 849985(d)	6.000%	02/01/36	1,052,562
1,214,472	FNMA Pool 850013(d)	6.000%	03/01/36	1,260,246
160,221	FNMA Pool 850010	6.000%	03/01/36	164,569
295,490	FNMA Pool 850020(d)	6.000%	04/01/36	304,530
495,321	FNMA Pool 850023(d)	6.000%	04/01/36	513,992
965,528	FNMA Pool 850033(d)	6.000%	05/01/36	1,000,268
88,640	FNMA Pool 850029(d)	6.000%	05/01/36	90,154
83,034	FNMA Pool 850039	6.000%	06/01/36	84,563
830,724	FNMA Pool 850042(d)	6.000%	06/01/36	862,035
863,192	FNMA Pool 850058(d)	6.000%	07/01/36	895,731
247,835	FNMA Pool 850055	6.000%	07/01/36	254,414
98,036	FNMA Pool 850069	6.000%	08/01/36	99,840
211,347	FNMA Pool 881251	6.000%	09/01/36	217,774
501,635	FNMA Pool 881266(d)	6.000%	10/01/36	516,989
86,278	FNMA Pool 881262	6.000%	10/01/36	87,864
179,096	FNMA Pool 881281	6.000%	11/01/36	183,221
1,254,072	FNMA Pool 904973(d)	6.000%	02/01/37	1,301,365
196,162	FNMA Pool 904968(d)	6.000%	02/01/37	200,677
315,170	FNMA Pool 905013	6.000%	05/01/37	324,136
823,735	FNMA Pool 909131(d)	6.000%	12/01/37	853,402
213,492	FNMA Pool 953094	6.000%	01/01/38	219,154
88,250	FNMA Pool 835580	6.500%	07/01/35	88,361
488,869	FNMA Pool 850030(d)	6.500%	05/01/36	508,154
935,432	FNMA Pool 850034(d)	6.500%	05/01/36	977,144
1,779,956	FNMA Pool 850043(d)	6.500%	06/01/36	1,861,019
Total Puerto Rico Fannie Mae Bonds				$20,925,445
(Cost $20,269,229)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.69%)(f)
178,607	FGLMC Pool G08831(d)	4.000%	08/01/48	168,488
920	FGLMC Pool D97354	5.500%	05/01/24	918
109,681	FGLMC Pool D97957(d)	5.500%	01/01/26	109,237
21,885	FGLMC Pool A35321	5.500%	06/01/35	22,368
471,881	FGLMC Pool A45241(d)	6.000%	02/01/35	490,230
15,414	FGLMC Pool A58013	6.000%	03/01/37	15,570
429	FGLMC Pool A64760	6.000%	07/01/37	439
Total Puerto Rico Freddie Mac Bonds				$807,250
(Cost $799,067)

Total Puerto Rico Collateralized Mortgage Obligations				$807,250

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (8.01%)
$1,727,000	Microsoft Corp.(g)	3.450%	08/08/36	$1,545,540
1,500,000	Microsoft Corp.(g)	3.500%	02/12/35	1,381,590
300,000	Microsoft Corp.(g)	3.700%	08/08/46	255,762
750,000	Microsoft Corp.(g)	3.750%	02/12/45	654,455
Total Corporate Bonds				$3,837,347
(Cost $4,311,431)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (11.76%)
6,000,000	Federal Farm Credit Banks Funding Corp.(d)	2.830%	11/28/28	5,635,601
(Cost $5,948,333)

Total Investments (146.05%)
(Cost $71,813,757)				$70,002,519

Liabilities in Excess of Other Assets (-46.05%)				(22,070,874)
NET ASSETS (100.00%)				$47,931,645

(a)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(e)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Security may be called before its maturity date.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
J.P. Morgan Chase & Co.	5.67%	02/29/2024	04/04/2024	$(6,313,000)
Santander	5.70%	03/12/2024	04/02/2024	(8,040,000)
Goldman Sachs	5.72%	03/20/2024	04/22/2024	(5,728,000)
South Street Securities	6.00%	03/28/2024	04/01/2024	(2,241,000)
				$(22,322,000)

All agreements can be terminated by either party on demand at value plus accrued interest.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2024 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation organized under the Investment Company Act of 1940, as amended (the “1940 Act”) in May 21, 2021. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. ("the Administrator"), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the "Investment Adviser") (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2024 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2024 (Unaudited)

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.

●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMO’s that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities, State and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2024 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$—	$15,109,944	$—	$15,109,944
Puerto Rico Agencies	—	3,874,784	—	3,874,784
Puerto Rico Government Instrumentalities Tax Exempt Notes	—	11,849,148	—	11,849,148
Puerto Rico GNMA Bonds	—	7,963,000	—	7,963,000
Puerto Rico Fannie Mae Bonds	—	20,925,445	—	20,925,445
Puerto Rico Collateralized Mortgage Obligations	—	807,250	—	807,250
Corporate Bonds	—	3,837,347	—	3,837,347
US Government Sponsored Entities	—	5,635,601	—	5,635,601
Total	$—	$70,002,519	$—	$70,002,519

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 4. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

March 31, 2024 (Unaudited)

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.